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                                                                Exhibit 10.30.6

                              AMENDMENT NUMBER SIX

                                       TO

                          THIRD PARTY PLEDGE AGREEMENT

     THIS AMENDMENT NUMBER SIX TO THIRD PARTY PLEDGE AGREEMENT (the "Amendment") is made and entered into as of the 10th day of August 1996, by and between SUNSTONE HOTEL INVESTORS, L.P., a Delaware limited partnership ("Secured Party"); and ROBERT A. ALTER ("Alter") and CHARLES L. BIEDERMAN ("Biederman; and together with Alter, "Pledgor").

     WHEREAS, the undersigned are parties to that certain Third Party Pledge Agreement entered into as of August 16, 1995, as amended (the "Agreement"); and

     WHEREAS, the undersigned desire to amend the Agreement in order to reflect the purchase of the Comfort Suites Hotel in South San Francisco, California and the Days Inn Hotel in Price, Utah (the "Hotels") and the execution of the Lease Agreements for such Hotels.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein and in the Agreement, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. DEFINED TERMS. For purposes of this Amendment, all capitalized terms used and not otherwise defined herein, shall have the meanings assigned to them in the Agreement.

     2. UNITS PLEDGED. In order to secure the lien of the pledge in favor of Secured Party in the Units pledged to secure the Lease Agreements for the Hotels, Exhibit A to the Agreement is hereby amended and restated in its entirety to read in full as attached hereto as Exhibit A.

     3. FORCE AND EFFECT. Except to the extent modified by this Amendment, all of the terms and provisions of the Agreement shall be unaffected and shall remain in full force and effect. This Amendment shall be deemed part of, and construed in accordance with the Agreement.

     4. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be deemed to be an original and all of which shall be deemed to constitute the same instrument.


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     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

                                     PLEDGOR


                                     /s/ Robert A. Alter
                                     ------------------------------------------
                                     Robert A. Alter

                                     /s/ Charles L. Biederman
                                     -----------------------------------------
                                     Charles L. Biederman


                                     SECURED PARTY

                                     SUNSTONE HOTEL INVESTORS, L.P.
                                     a Delaware limited partnership

                                     By:  Sunstone Hotel Investors, Inc.
                                          a Maryland corporation,
                                          Its General Partner

                                          By:  /s/ Robert A. Alter
                                               ------------------------------
                                                   Robert A. Alter

                                          Its:     President



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                                    EXHIBIT A

                       Percentage Leases & Pledge of Units


                                                                  NUMBER OF         THIRD
PERCENTAGE                                   FOUR MONTHS            UNITS         ANNIVERSARY             INITIALS
LEASE                                         BASE RENT            PLEDGED           DATE                OF PLEDGOR
-----                                        -----------          ---------     ---------------          ----------
Hampton Inn -                                $  188,750             19,868      August 16, 1998           CLB/RAA
Denver S.E., CO

Hampton Inn -                                   150,000             15,790      August 16, 1998           CLB/RAA
Pueblo, CO

Courtyard by Marriott -                         135,000             14,211      August 16, 1998           CLB/RAA
Fresno, CA

Hampton Inn -                                   158,667             16,702      August 16, 1998           CLB/RAA
Mesa, AZ

Holiday Inn -                                   125,000             13,158      August 16, 1998           CLB/RAA
Steamboat Springs, CO

Holiday Inn -                                   142,000             14,947      August 16, 1998           CLB/RAA
Craig, CO

Holiday Inn -                                    53,333              5,614      August 16, 1998           CLB/RAA
Provo, UT

Hampton Inn -                                   161,000             16,947      August 16, 1998           CLB/RAA
Silverthorne, CO

Best Western -                                  220,000             23,158      August 16, 1998           CLB/RAA
Santa Fe, NM

Hampton Inn -                                   132,000             13,895      August 16, 1998           CLB/RAA
Arcadia, CA

Hampton Inn -                                   139,333             13,933      December 13, 1998         CLB/RAA
Oakland, CA

Cypress Inn -                                   189,000             17,182      February 2, 1999          CLB/RAA
Kent, WA

Cypress Inn -                                   107,917              9,811      February 2, 1999          CLB/RAA
Poulsbo, WA

Cypress Inn -                                   145,667             13,242      February 2, 1999          CLB/RAA
Clackamas, WA

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
                                                                  NUMBER OF         THIRD
PERCENTAGE                                   FOUR MONTHS            UNITS         ANNIVERSARY             INITIALS
LEASE                                         BASE RENT            PLEDGED           DATE                OF PLEDGOR
-----                                        -----------          ---------     ---------------          ----------
Cypress Inn -                                   121,000             11,000      February 2, 1999          CLB/RAA
Portland, OR

Courtyard By Marriott -                         142,000             14,025      April 1, 1999             CLB/RAA
Riverside, CA

Holiday Inn Select -                            270,000             24,828      June 28, 1999             CLB/RAA
Renton, WA

Comfort Suites -                                240,000             24,615      August 13, 1999           CLB/RAA
So. San Francisco, CA

Days Inn -                                       90,000              9,231      August 13, 1999           CLB/RAA
Price, UT

Residence Inn -                                 100,000              9,524      September 20, 1999        CLB/RAA
Highlands Ranch, CO

COMBINED TOTALS:                             $3,010,667            301,681
                                             ==========            =======